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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 15, 2004


                               LeCROY CORPORATION
             (Exact name of registrant as specified in its charter)





            DELAWARE                    0-26634                  13-2507777
  (State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)

         700 CHESTNUT RIDGE ROAD
        CHESTNUT RIDGE, NEW YORK                                  10977
 (Address of principal executive offices)                       (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)








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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

Director Resignation

     On April 14, 2004, LeCroy Corporation (the "Company") closed a follow-on offering of 1,500,000 shares of its common stock. Of these shares, 500,000 were newly issued by the Company and 1,000,000 were offered by ValueAct Capital Partners, L.P. and its affiliates (the "ValueAct Entities"). As a result of this offering, Peter H. Kamin, a managing member, principal owner and controlling person of the general partner of ValueAct Capital Partners, L.P. and a director and principal executive officer of one of the ValueAct Entities, resigned from the Company's board of directors effective April 15, 2004. The Company's board of directors now consists of six members, five of whom are independent directors.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               LeCROY CORPORATION


Date:  April 19, 2004
                                 /s/ Scott D. Kantor
                                 --------------------------------------------
                                 Scott D. Kantor
                                 Vice President and Chief Financial Officer,
                                 Secretary and Treasurer